Exhibit 4.1
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

    U.S. BANK NATIONAL ASSOCIATION
    633 W. FIFTH STREET, 24th FLOOR
    LOS ANGELES, CA 90071
    ATTN: GLOBAL CORPORATE TRUST
Address: 601 Van Ness Avenue, Suite 2090, San Francisco, CA 94102
APN: 0762027

Index as a UCC Filing and an Indenture
This is a Security Agreement and a Mortgage of Chattels
as well as a Mortgage of Real Estate and Other Property

SUPPLEMENTAL INDENTURE

FROM

SAN DIEGO GAS & ELECTRIC COMPANY

TO

U.S. BANK NATIONAL ASSOCIATION, as Trustee

****************
Dated as of March 18, 2025

THIS SUPPLEMENTAL INDENTURE IS A SECURITY
AGREEMENT AND A MORTGAGE OF CHATTELS AS WELL AS
A MORTGAGE OF REAL ESTATE AND OTHER PROPERTY
THIS SUPPLEMENTAL INDENTURE, dated as of March 18, 2025, by and between SAN DIEGO GAS & ELECTRIC COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of California, having its principal office in that State in the City of San Diego (the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a banking association duly organized under an act known as the “National Bank Act,” of the United States of America, having a corporate trust office in the City of Los Angeles, State of California, as Trustee (the “Trustee”).
WHEREAS, the Company executed and delivered a Mortgage and Deed of Trust (the “Original Indenture”), dated July 1, 1940, to The Bank of California, National Association, as predecessor trustee to Bankers Trust Company of California, National Association, as predecessor trustee to First Trust of California, National Association, (subsequently renamed U.S. Bank Trust National Association) as predecessor trustee to the Trustee, to secure payment of the principal of and the interest on all bonds of the Company at any time outstanding thereunder according to their tenor and effect, and to provide the terms and provisions with respect to its First Mortgage Bonds, 3 3/8% Series due July 1, 1970, issued in the aggregate principal amount of $16,000,000 and heretofore retired; and
WHEREAS, the Company executed and delivered to the then current trustee, a First Supplemental Indenture dated as of December 1, 1946, a Second Supplemental Indenture dated as of March 1, 1948, a Third Supplemental Indenture dated as of April 1, 1952, a Fourth Supplemental Indenture dated as of April 1, 1954, a Fifth Supplemental Indenture dated as of October 1, 1955, a Sixth Supplemental Indenture dated as of October 1, 1957, a Seventh Supplemental Indenture dated as of October 1, 1960, an Eighth Supplemental Indenture dated as of March 1, 1967, a Tenth Supplemental Indenture dated as of December 1, 1968, an Eleventh Supplemental Indenture dated as of February 1, 1970, a Twelfth Supplemental Indenture dated as of September 1, 1971, a Thirteenth Supplemental Indenture dated as of January 15, 1974, a Fourteenth Supplemental Indenture dated as of December 15, 1974, a Fifteenth Supplemental Indenture dated as of May 1, 1975, a Seventeenth Supplemental Indenture dated as of July 15, 1976, an Eighteenth Supplemental Indenture dated as of March 15, 1977, a Nineteenth Supplemental Indenture dated as of May 1, 1978, a Twentieth Supplemental Indenture dated as of March 15, 1980, a Twenty-First Supplemental Indenture dated as of August 1, 1980, a Twenty-Second Supplemental Indenture dated as of July 15, 1981, a Twenty-Third Supplemental Indenture dated as of January 15, 1982, a Twenty-Fourth Supplemental Indenture dated as of August 16, 1982, a Twenty-Fifth Supplemental Indenture dated as of August 16, 1982, a Twenty-Sixth Supplemental Indenture dated as of August 16, 1982, a Twenty-Seventh Supplemental Indenture dated as of June 1, 1983, a Twenty-Eighth Supplemental Indenture dated as of July 15, 1983, a Twenty-Ninth Supplemental Indenture dated as of September 1, 1983, a Thirty-First Supplemental Indenture dated as of May 1, 1984, a Thirty-Second Supplemental Indenture dated as of December 1, 1984, a Thirty-Third Supplemental Indenture dated as of September 1, 1985, a Thirty-Fourth Supplemental Indenture dated as of December 1, 1985, a Thirty-Fifth Supplemental Indenture dated as of July 1, 1986, a Thirty-Sixth Supplemental Indenture dated as of December 1, 1986, a Thirty-Seventh Supplemental Indenture dated as of September 1, 1987, a Thirty-Eighth Supplemental Indenture dated as of April 15, 1990, a Thirty-Ninth Supplemental Indenture dated as of December 1, 1991, a Fortieth Supplemental Indenture dated as of April 1, 1992, a Forty-First Supplemental Indenture dated as of June 15, 1992, a Forty-Second Supplemental Indenture dated as of September 1, 1992, a Forty-Third Supplemental Indenture dated as of December 1, 1992, a Forty-Fourth Supplemental Indenture dated as of April 1, 1993, a Forty-Fifth Supplemental Indenture dated as of June 1, 1993, a Forty-Sixth Supplemental Indenture dated as of July 1, 1993, a Forty-Seventh Supplemental Indenture dated as of June 1, 1995, a Forty-Eighth Supplemental Indenture dated as of June 1, 1995, a Forty-Ninth Supplemental Indenture dated as of June 1, 2004, a Fiftieth Supplemental Indenture dated as of May 19, 2005, a Fifty-First Supplemental Indenture dated as of November 17, 2005, a Fifty-Second Supplemental Indenture dated as of June 8, 2006, a Fifty-Third Supplemental Indenture dated as of September 1, 2006, a Fifty-Fourth Supplemental Indenture dated as of September 20, 2007, a Fifty-Fifth Supplemental Indenture dated as of May 14, 2009, a Fifty-Sixth Supplemental Indenture dated as of May 13, 2010, a Fifty-Seventh Supplemental Indenture dated as of August 26, 2010, a Fifty-Eighth Supplemental Indenture dated as of August 18, 2011, a Fifty-Ninth Supplemental Indenture dated as of October 6, 2011, a Sixtieth Supplemental Indenture dated as of November 17, 2011, a Sixty-First Supplemental Indenture dated as of March 22, 2012, a Sixty-Second Supplemental Indenture dated as of September 9, 2013, a Sixty-Third Supplemental Indenture dated as of March 12, 2015, a Sixty-Fourth Supplemental Indenture dated as of March 12, 2015, a Sixty-Fifth Supplemental Indenture dated May 19, 2016, a Sixty-Sixth Supplemental Indenture dated as of June 8, 2017, a Sixty-Seventh Supplemental Indenture dated as of May 17, 2018, a Sixty-Eighth Supplemental Indenture dated as of May 31, 2019, a Sixty-Ninth Supplemental Indenture dated as of April 7, 2020, a Seventieth Supplemental Indenture dated as of September 28, 2020, a Seventy-First Supplemental Indenture dated as of August 13, 2021, a Seventy-Second Supplemental Indenture dated as of March 11, 2022, a Seventy-Third Supplemental Indenture dated as of March 11, 2022, a Seventy-Fourth Supplemental Indenture dated as of March 10, 2023, a Seventy-Fifth Supplemental Indenture dated as of August 11, 2023 and a Seventy-Sixth Supplemental Indenture dated as of March 22, 2024, whereby, among other things, the Company set forth certain of the particulars of the Bonds of series designated “First Mortgage Bonds, 2 3/4% Series due December 1, 1981” issued in the aggregate principal amount of $2,800,000, “First Mortgage Bonds, Series C due 1978” issued in the aggregate principal amount of $10,000,000, “First Mortgage Bonds, Series D due 1982” issued in the aggregate principal amount of $12,000,000, “First Mortgage Bonds, Series E due 1984” issued in the aggregate principal amount of $17,000,000, “First Mortgage Bonds, Series F due 1985” issued in the aggregate principal amount of $18,000,000, “First Mortgage Bonds, Series G due 1987” issued in the aggregate principal amount of $12,000,000, “First Mortgage Bonds, Series H due 1990” issued in the aggregate principal amount of $30,000,000, “First Mortgage Bonds, Series I due 1997” issued in the aggregate principal amount of $25,000,000, “First Mortgage Bonds, Series J due 1998” issued in the aggregate principal amount of $35,000,000, “First Mortgage Bonds, Series K due 2000” issued in the aggregate principal amount of $40,000,000, “First Mortgage Boards, Series L due 2001” issued in the aggregate principal amount of $45,000,000, “First Mortgage Bonds, Series M due 2004” issued in the aggregate principal amount of $75,000,000, “First Mortgage Bonds, Series N due 1979” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series O due 1982” issued in the aggregate principal amount of $40,000,000, “First Mortgage Bonds, Series P due 2006” issued in the aggregate principal amount of $45,000,000, “First Mortgage Bonds, Series Q due 2007” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series R due 2008” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series S due 2010” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series T due 2010” issued in the aggregate principal amount of $75,000,000, “First Mortgage Bonds, Series U-1 due 1984, and U-2 due 1994” issued in the aggregate principal amount of $6,567,000 for Series U-1 and $13,268,000 for Series U-2, “First Mortgage Bonds, Series V due 2011” issued in the aggregate amount of $50,000,000, “First Mortgage Bonds, Series W due 1988” issued in the aggregate principal amount of $40,000,000, “First Mortgage Bonds, Series X due 1987” issued in the aggregate principal amount of $20,000,000, “First Mortgage Bonds, Series Y due 1987” issued in the aggregate principal amount of $15,000,000, “First Mortgage Bonds, Series Z, due 2013” issued in the aggregate principal amount of $65,000,000, “First Mortgage Bonds, Series AA, due 2018” issued in the aggregate principal amount of $150,000,000, “First Mortgage Bonds, Series BB, due 2018” issued in the aggregate principal amount of $150,000,000, “First Mortgage Bonds, Series CC, due 2008” issued in the aggregate principal amount of $53,000,000, “First Mortgage Bonds Series DD, due 2008” issued in the aggregate principal amount of $27,000,000, “First Mortgage Bonds, Series EE, due 2015” issued in the aggregate principal amount of $100,000,000, “First Mortgage Bonds, Series FF, due 2007” issued in the aggregate principal amount of $35,000,000, “First Mortgage Bonds, Series GG, due 2021” issued in the aggregate principal amount of $44,250,000, “First Mortgage Bonds, Series HH, due 2021” issued in the aggregate principal amount of $81,350,000, “First Mortgage Bonds, Series II due 2023” issued in the aggregate principal amount of $25,000,000, “First Mortgage Bonds, Series JJ, due 2015” issued in the aggregate principal amount of $100,000,000, “First Mortgage Bonds, Series KK, due 2015” issued in the aggregate principal amount of $14,400,000, “First Mortgage Bonds, Series LL, due 2022” issued in the aggregate principal amount of $60,000,000, “First Mortgage Bonds, Series MM due 2002” issued in the aggregate principal amount of $80,000,000, “First Mortgage Bonds, Series NN” issued in the aggregate principal amount of $118,615,000, “First Mortgage Bonds, Series OO due 2027” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series PP, due 2018” issued in the aggregate principal amount of $70,795,000, “First Mortgage Bonds, Series QQ, due 2018” issued in the aggregate principal amount of $14,915,000, “First Mortgage Bonds, Series RR, due 2021” issued in the aggregate principal amount of $60,000,000, “First Mortgage Bonds, Series SS, due 2018” issued in the aggregate principal amount of $92,945,000,

“First Mortgage Bonds, Series TT due 2020” issued in the aggregate principal amount of $57,650,000, “First Mortgage Bonds, Series UU due 2020” issued in the aggregate principal amount of $16,700,000, “First Mortgage Bonds, Series VV due 2034” issued in the aggregate principal amount of $43,615,000, “First Mortgage Bonds, Series WW due 2034” issued in the aggregate principal amount of $40,000,000, “First Mortgage Bonds, Series XX due 2034” issued in the aggregate principal amount of $35,000,000, “First Mortgage Bonds, Series YY due 2034” issued in the aggregate principal amount of $24,000,000, “First Mortgage Bonds, Series ZZ due 2034” issued in the aggregate principal amount of $33,650,000, “First Mortgage Bonds, Series AAA due 2039” issued in the aggregate principal amount of $75,000,000, “First Mortgage Bonds, Series BBB due 2035” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series CCC due 2015” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series DDD due 2026” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series EEE due 2018” issued in the aggregate principal amount of $161,240,000, “First Mortgage Bonds, Series FFF due 2037” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series GGG due 2039” issued in the aggregate principal amount of $300,000,000, “First Mortgage Bonds, Series HHH due 2040” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series III due 2040” issued in the aggregate principal amount of $500,000,000, “First Mortgage Bonds, Series JJJ due 2021” issued in the aggregate principal amount of $350,000,000, “First Mortgage Bonds, Series LLL due 2041” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series MMM due 2042” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series NNN due 2023” issued in the aggregate principal amount of $450,000,000, “Floating Rate First Mortgage Bonds, Series OOO due 2017” issued in the aggregate principal amount of $140,000,000, “Amortizing First Mortgage Bonds, Series PPP due 2022” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series QQQ due 2026” issued in the aggregate principal amount of $500,000,000, “First Mortgage Bonds, Series RRR due 2047” issued in the aggregate principal amount of $400,000,000, “First Mortgage Bonds, Series SSS due 2048” issued in the aggregate principal amount of $400,000,000, “First Mortgage Bonds, Series TTT due 2049” issued in the aggregate principal amount of $400,000,000, “First Mortgage Bonds, Series UUU due 2050” issued in the aggregate principal amount of $400,000,000, “First Mortgage Bonds, Series VVV due 2030” issued in the aggregate principal amount of $800,000,000, “Green First Mortgage Bonds, Series WWW due 2051” issued in the aggregate principal amount of $750,000,000, “First Mortgage Bonds, Series XXX due 2032” issued in the aggregate principal amount of $500,000,000, “First Mortgage Bonds, Series YYY due 2052” issued in the aggregate principal amount of $500,000,000, “First Mortgage Bonds, Series ZZZ due 2053” issued in the aggregate principal amount of $800,000,000, “Green First Mortgage Bonds, Series AAAA due 2028” issued in the aggregate principal amount of $600,000,000 and “First Mortgage Bonds, Series BBBB due 2054” issued in the aggregate principal amount of $600,000,000, respectively, all of which First Mortgage Bonds have heretofore been retired or redeemed, except the Series BBB due 2035, the Series DDD due 2026, the Series FFF due 2037, the Series GGG due 2039, the Series HHH due 2040, the Series III due 2040, the Series LLL due 2041, the Series MMM due 2042, the Series QQQ due 2026, the Series RRR due 2047, the Series SSS due 2048, the Series TTT due 2049, the Series UUU due 2050, the Series VVV due 2030, the Series WWW due 2051, the Series XXX due 2032, the Series YYY due 2052, the Series ZZZ due 2053, the Series AAAA due 2028, and the Series BBBB due 2054, which are presently issued and outstanding; and
WHEREAS, certain of the provisions of the Original Indenture have been amended by the aforesaid Second and Tenth Supplemental Indentures, a Ninth Supplemental Indenture dated as of August 1, 1968 and a Sixteenth Supplemental Indenture dated August 28, 1975; and
WHEREAS, the Original Indenture and each of said Supplemental Indentures have been recorded in the Official Records of the Recorders of the Counties of San Diego, Orange, Riverside, and Imperial in the State of California, the Counties of Yuma and Maricopa in the State of Arizona and the County of Clark in the State of Nevada, as follows:

		Counties of
Document	Official	San Diego	Orange	Riverside	Imperial
	Records
	Book	1087	1062	1765	1369
Original	Page	1	300	364	232
Indenture	Date	Oct. 10, 1940	Oct. 10, 1940	July 13, 1955	Nov. 22, 1974

First	Book	2321	1506	1765	1369
Supplemental	Page	48	472	499	332
Indenture	Date	Jan. 2, 1947	Jan. 9, 1947	July 13, 1955	Nov. 22, 1974

Second	Book	2537	1616	1765	1369
Supplemental	Page	363	190	448	343
Indenture	Date	Mar. 16, 1948	Mar. 15, 1948	July 13, 1955	Nov. 22, 1974

Third	Book	4424	2311	1765	1369
Supplemental	Page	535	116	475	370
Indenture	Date	Apr. 3, 1952	Apr. 3, 1952	July 13, 1955	Nov. 22, 1974

Fourth	Book	5193	2701	1765	1369
Supplemental	Page	217	153	336	409
Indenture	Date	Apr. 2, 1954	Apr. 2, 1954	July 13, 1955	Nov. 22, 1974

Fifth	Book	5893	3304	1829	2369
Supplemental	Page	291	205	3	456
Indenture	Date	Dec. 5, 1955	Dec. 5, 1955	Dec. 5, 1955	Nov. 22, 1974

Sixth	Book	6829	4099	2175	1369
Supplemental	Page	390	109	538	492
Indenture	Date	Nov. 12, 1957	Nov. 12, 1957	Nov. 12, 1957	Nov. 22, 1974

Seventh	Book	1960 Series 1	5455	2780	1369
Supplemental	Page	File No. 202061	385	3	541
Indenture	Date	Oct. 10, 1960	Oct. 10, 1960	Oct. 10, 1960	Nov. 22, 1974

Eighth	Book	1967 Series 8	8197	Endorsement	1369
Supplemental	Page	File No. 33860	129	No. 20925	618
Indenture	Date	Mar. 13, 1967	Mar. 13, 1967	Mar. 13, 1967	Nov. 22, 1974

Ninth	Book	1968 Series 9	8691		1369
Supplemental	Page		69		694
Indenture	Doc. No.	138926	9816	78781
	Date	Aug. 14, 1968	Aug. 14, 1968	Aug. 14, 1968	Nov. 22, 1974

Tenth	Book	1968 Series 9	8810	Endorsement	1369
Supplemental	Page		375	No. 119982	706
Indenture	Doc. No.	215131
	Date	Dec. 9, 1968	Dec. 9, 1968	Dec. 9, 1968	Nov. 22, 1974

		Counties of
Document	Official	San Diego	Orange	Riverside	Imperial
	Records

Eleventh	Book	1970	9217	Endorsement	1369
Supplemental	Page		516	No. 14780	725
Indenture	Doc. No.	27782
	Date	Feb. 16, 1970	Feb. 16, 1970	Feb. 16, 1970	Nov. 22, 1974

Twelfth	Book	File/Page	9810	Endorsement	1369
Supplemental	Page	No. 212688	539	No. 106508	744
Indenture	Date	Sept. 20, 1971	Sept. 20, 1971	Sept. 20, 1971	Nov. 22, 1974

Thirteenth	Book	File/Page	11055	Endorsement	1369
Supplemental	Page	No. 74-006878	1	No. 3853	763
Indenture	Date	Jan. 10, 1974	Jan. 10, 1974	Jan. 10, 1974	Nov. 22, 1974

Fourteenth	Book	File/Page	11303	Endorsement	1369
Supplemental	Page	No. 74-322156	458	No. 157219	1689
Indenture	Date	Dec. 11, 1974	Dec. 11, 1974	Dec. 11, 1974	Dec. 11, 1974

Fifteenth	Book	File/Page	11395	Instrument	1374
Supplemental	Page	No. 755-108612	1879	No. 52617	809
Indenture	Date	May 7, 1975	May 7, 1975	May 7, 1975	May 7, 1975

Sixteenth	Book	File/Page	11500	Instrument	1378
Supplemental	Page	No. 75-235624	1620	No. 107732	952
Indenture	Date	Sept. 2, 1975	Sept. 2, 1975	Sept. 3, 1975	Sept. 2, 1975

Seventeenth	Book	File/Page	11815	Instrument	1389
Supplemental	Page	No. 76-224493	640	No. 103484	687
Indenture	Date	July 16, 1976	July 16, 1976	July 16, 1976	July 16, 1976

Eighteenth	Book	File/Page	12110	Instrument	1398
Supplemental	Page	No. 77-100483	58	No. 45619	1675
Indenture	Date	Mar. 18, 1977	Mar. 18, 1977	Mar. 18, 1977	Mar. 18, 1977

Nineteenth	Book	File/Page	12672	Instrument	1415
Supplemental	Page	No. 78-194210	1803-1822	No. 94450	1638
Indenture	Date	May 12, 1978	May 12, 1978	May 12, 1978	May 12, 1978

Twentieth	Book	File/Page	13530	Instrument	1448
Supplemental	Page	No. 80-082569	722	No. 47195	1221
Indenture	Date	Mar. 11, 1980	Mar. 11,1980	Mar. 11, 1980	Mar. 11, 1980

Twenty-First	Book	File/Page	13687	Instrument	1455
Supplemental	Page	No. 80-245100	349	No. 139349	1660
Indenture	Date	Aug. 1, 1980	Aug. 1, 1980	Aug. 1, 1980	Aug. 1, 1980

		Counties of
Document	Official	San Diego	Orange	Riverside	Imperial
	Records

Twenty-Second	Book	File/Page	Instrument	Instrument	1472
Supplemental	Page	No. 81-22576	No. 24605	No. 135815	508
Indenture	Date	July 17, 1981	July 17, 1981	July 17, 1981	July 17, 1981

Twenty-Third	Book	File/Page	Instrument	Instrument	1479
Supplemental	Page	No. 82-02387	No. 82-031423	No. 16093	1714
Indenture	Date	Jan. 27, 1982	Jan. 27, 1982	Jan. 27, 1982	Jan. 27, 1982

Twenty-Fourth	Book	File/Page	File/Page	File/Page	1489
Supplemental	Page	No. 82-257258	No. 82-291894	No. 82/143370212
Indenture	Date	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982

Twenty-Fifth	Book	File/Page	File/Page	File/Page	1489
Supplemental	Page	No. 82-257259	No. 82-291895	No. 82-143371	236
Indenture	Date	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982

Twenty-Sixth	Book	File/Page	File/Page	File/Page	1489
Supplemental	Page	No. 82-257260	No. 82-291896	No. 82/143372260
Indenture	Date	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982

Twenty-Seventh	Book	File/Page	File/Page	File/Page	1503
Supplemental	Page	No. 83-200545	No. 83-253901	No. 118670	743
Indenture	Date	June 15, 1983	June 15, 1983	June 15, 1983	June 15, 1983

Twenty-Eighth	Book	File/Page	File/Page	File/Page	1505
Supplemental	Page	No. 83-252396	No. 83-316224	No. 147671	583
Indenture	Date	July 22, 1983	July 22, 1983	July 22, 1983	July 22, 1983

Twenty-Ninth	Book	File/Page	File/Page	File/Page	1508
Supplemental	Page	No. 83-339007	No. 83-417956	194083	1425
Indenture	Date	Sept. 22, 1983	Sept. 22, 1983	Sept. 22, 1983	Sept. 22, 1983

Counties of
Official
Thirtieth	Records	Yuma	Maricopa
Supplemental
Indenture	Book	Docket 1352	File No.
Consisting of	Page	272-1002	83-399354
Original and	Book	Docket 1353
Twenty-Nine	Page	1-264
Supplemental	Date	Sept. 28, 1983	Oct. 3, 1983
Indentures thereto

		Counties of
Document	Official	San Diego	Orange	Riverside	Imperial	Yuma	Maricopa
	Records
Thirty-First	Book	File/Page	File/Page	File/Page	1520	Docket	File No.
Supplemental	Page	84-161897	84-180870	92011	1552	1382	84-186813
Indenture	Date	5/2/84	5/2/84	5/2/84	4/30/84	743-761	5/2/84
			4/30/84

Thirty-	Book	File/Page	File/Page	File/Page	1533	Docket	File No.
Second	Page	84-466428	84-517843	267452	753	1413	84-537706
Supplemental	Date	12/14/84	12/14/84	12/14/84	12/14/84	216-235	12/14/84
Indenture						12/14/84

Thirty-Third	Book	File/Page	File/Page	File/Page	1546	Docket	File No.
Supplemental	Page	85-323210	85-333505	198810	708	1450	85-418309
Indenture	Date	9/4/85	9/4/85	9/4/85	9/4/85	816	9/4/85
						9/4/85

Thirty-Fourth	Book	File/Page	File/Page	File/Page	1550	Docket	File No.
Supplemental	Page	85-42465	85-481794	270136	1573	1463	85-568874
Indenture	Date	12/2/85	12/2/85	12/2/85	12/3/85	215	12/2/85
						12/3/85

Thirty-Fifth	Book	File/Page	File/Page	File/Page	1562	Docket	File No.
Supplemental	Page	86-279922	86-290957	158161	549	1491	86-347412
Indenture	Date	7/8/86	7/8/86	7/8/86	7/8/86	639-657	7/8/86
						7/8/86

Thirty-Sixth	Book	File/Page	File/Page	File/Page	1571	Docket	File/Page
Supplemental	Page	86-576027	86-606666	314771	240	1512	86-680502
Indenture	Date	12/10/86	12/10/86	12/10/86	12/10/86	5-24	12/10/86
						12/10/86

Thirty-	Book	File/Page	File/Page	File/Page	1588	Docket	File/Page
Seventh	Page	87-532270	87-530266	273181	844	1555	87-585903
Supplemental	Date	9/21/87	9/21/87	9/21/87	9/21/87	844	9/21/87
Indenture						9/21/87

Thirty-Eighth	Book	File/Page	File/Page	File/Page	1646	Docket	File/Page
Supplemental	Page	90-217585	90-212277	146794	1280	1686	90-176460
Indenture	Date	4/23/90	4/23/90	4/23/90	4/23/90	92-120	4/23/90
						4/23/90

Thirty-Ninth	Book	File/Page	File/Page	File/Page	1687	Docket	File/Page
Supplemental	Page	91-632073	91-674397	425578	743	1771	91-0574751
Indenture	Date	12/09/91	12/09/91	12/09/91	12/09/91	711-728	12/09/91
						12/09/91

Counties of
Document	Official	San Diego	Orange	Riverside	Imperial	Yuma	Maricopa
Records
Fortieth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	92-185636	92-202372	115201	92-06577	1790	92-0169646
Indenture	Date	4/1/92	4/1/92	4/1/92	4/1/92	954-970	4/1/92
4/1/92

Forty-First	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	92-0363471	92-393790	214904	92-011833	1804	92-0317072
Indenture	Date	6/11/92	6/11/92	6/11/92	6/11/92	73-88	6/11/92
6/11/92

Forty-Second	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	92-0650893	92-692066	384167	92-21988	1824	92-0575062
Indenture	Date	10/13/92	10/13/92	10/13/92	10/13/92	670-689	10/13/92
10/13/92

Forty-Third	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	92-0788665	92-845626	471625	92-27082	1834	92-0700568
Indenture	Date	12/9/92	12/10/92	12/10/92	12/9/92	187-206	12/9/92
12/9/92

Forty-Fourth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	93-0257065	93-0277892	153382	93-009487	1859 Fee 09300	93-0246725
Indenture	Date	4/27/93	4/27/93	4/27/93	4/27/93	4/27/93	4/26/93

Forty-Fifth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	93-0395609	93-0420127	239922	93-14224	Fee 14413	93-0403060
Indenture	Date	6/23/93	6/23/93	6/23/93	6/23/93	6/23/93	6/23/93

Forty-Sixth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	93-0474705	93-0496100	288868	93-17399	Fee 17163	93-0487598
Indenture	Date	7/26/93	7/26/93	7/27/93	7/27/93	7/27/93	7/27/93

Forty-Seventh	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	95-0230457	95-0232951	175604	95-11739	246-264	95-0313576
Indenture	Date	6/01/95	6/01/95	6/01/95	6/01/95	6/01/95	6/01/95

Forty-Eighth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	95-0230458	95-0232952	175605	95-11740	265-284	95-0313577
Indenture	Date	6/01/95	6/01/95	6/01/95	6/01/95	6/01/95	6/01/95

Forty-Ninth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	05-00384477	04-683110	04-0766976	04-021901	04-29663	04-941699
Indenture	Date	1/14/05	7/28/04	9/28/04	7/15/04	8/16/04	8/13/04

Counties of
Document	Official	San Diego	Orange	Riverside	Imperial	Yuma	Maricopa
Records

Fiftieth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	20050441722	2005000405730	20050145832	019964	200522373	20050711918
Indenture	Date	5/25/05	5/26/05	5/25/05	5/25/05	5/25/05	5/27/05

Fifty-First	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	20051016267	2005000945695	20050981667	2006005449	200553032	20051852692
Indenture	Date	11/23/05	11/28/05	11/29/05	1/30/06	12/2/05	12/7/05

Fifty-Second	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2006-0413693	2006000404447	2006-0422620	2006-032418	2006-23999	2006-0802735
Indenture	Date	6/12/06	6/16/06	6/12/06	7/11/06	6/12/06	6/14/06

Fifty-Third	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2006-0683713	2006000643109	713252	06-46145	2006-39635	20061310143
Indenture	Date	9/26/06	9/27/06	9/27/06	9/28/06	9/29/06	10/3/06

Fifty-Fourth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2007-0625504	2007000581227	2007-0600369	2007-036497	2007-33238	2007-1062404
Indenture	Date	9/25/07	9/25/07	9/25/07	9/25/07	9/25/07	9/26/07

Fifty-Fifth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2009-0320954	2009000305886	2009-0311041	2009-017587	16744	20090542104
Indenture	Date	6/12/09	6/12/09	6/18/09	6/12/09	6/15/09	6/15/09

Fifty-Sixth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2010-0252569	2010000239342	2010-0235807	2010-012850	2010-12687	20100431348
Indenture	Date	5/20/10	5/21/10	5/21/10	5/21/10	5/21/10	5/21/10

Fifty-Seventh	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2010-0490784	2010000458947	2010-0443991	2010-023359	2010-22669	20100800415
Indenture	Date	9/16/10	9/16/10	9/16/10	9/16/10	9/16/10	9/16/10

Fifty-Eighth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2011-0503399	2011000478379	2011-0432021	2011-023234	2011-21920	20110802020
Indenture	Date	09/28/11	09/28/11	09/29/11	09/28/11	09/28/11	09/28/11

Document	Official	County of Clark
Records
Fifty-Ninth Supplemental Indenture including the Original Indenture and fifty-eight prior supplemental indentures thereto	Book Page Date	File/Page 201110120001817 10/12/11

Counties of
Document	Official		San
	Records	Clark	Diego	Orange	Riverside	Imperial	Yuma	Maricopa

Sixtieth	Book	File/Page	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental Indenture	Page	201112010001775	2011-0643662	2011000611302	2011-0529988	2011-028759	2011-26889	20110993917
	Date	12/1/2011	12/1/11	12/1/11	12/1/11	12/1/11	12/1/11	12/1/11

Sixty-First	Book	File/Page	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental Indenture	Page	20120410000789	2012-0207656	201200200917	2012-0163282	2012-007887	2012-08966	20120296804
	Date	4/10/12	4/10/12	4/10/12	4/10/12	4/10/12	4/10/12	4/10/12

Sixty-Second	Book	File/Page	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental Indenture	Page	201309300001532	2013-0592759	2013000559137	0466671	2013022171	2013-26910	20130866250
	Date	9/30/13	9/30/13	9/30/13	9/26/13	9/26/13	9/30/13	9/30/13

Sixty-Third	Book	File/Page	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental Indenture	Page	20150318-0000267	2015-0125062	2015000137709	2015-0105656	2015005389	2015-06017	2015-0308470
	Date	3/18/2015	3/18/2015	3/18/15	3/17/2015	3/20/2015	3/20/2015	5/01/15

Sixty-Fourth	Book	File/Page	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental Indenture	Page	20150318-0000268	2015-0125063	2015000137710	2015-0105657	2015005397	2015-06018	2015-0308471
	Date	3/18/2015	3/18/2015	3/18/2015	3/17/2015	3/20/15	3/20/2015	5/01/15

Sixty-Fifth	Book	File/Page	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental Indenture	Page	20160525-0000179	2016-0255036	2016000231993	2016-0218234	2016010377	2016-12517	2016-0355233
	Date	5/25/2016	5/25/2016	5/24/2016	5/27/2016	6/1/2016	5/25/2016	5/24/2016

Counties of
Document	Official		San
	Records	Clark	Diego	Orange	Riverside	Imperial	Yuma	Maricopa

Sixty-Sixth Supplemental Indenture	Book Page Date	File/Page 20170612-0000678 6/12/2017	File/Page 2017-0261951 6/12/2017	File/Page 2017000238610 6/12/2017	File/Page 2017-0233575 6/12/2017	Book/Page 2017013517 6/15/2017	Docket 2017-15226 6/14/2017	File/Page 2017-0429520 6/13/2017
Sixty-Seventh Supplemental Indenture	Book Page Date	File/Page 20180522-0000994 5/22/2018	File/Page 2018-0206641 5/22/2018	File/Page 2018000188655 5/23/2018	File/Page 2018-0203756 5/22/2018	Book/Page 2018009579 5/29/2018	Docket 2018-15182 6/12/2018	File/Page 2018-0390726 5/22/2018
Sixty-Eighth Supplemental Indenture	Book Page Date	File/Page 20190604-0001990 6/4/2019	File/Page 2019-0213646 6/4/2019	File/Page 2019000192899 6/5/2019	File/Page 2019-0212524 6/13/2019	Book/Page 2019009987 6/7/2019	Docket 2019-14196 6/4/2019	File/Page 2019-0414851 6/4/2019
Sixty-Ninth Supplemental Indenture	Book Page Date	File/Page 20200416-0001114 4/16/2020	File/Page 2020-0180371 4/8/2020	File/Page 2020000160646 4/9/2020	File/Page 2020-0218763 5/22/2020	Book/Page 2020006709 4/9/2020	Docket 2020-11190 4/13/2020	File/Page 20200313674 4/13/2020
Seventieth Supplemental Indenture	Book Page Date	File/Page 20200930-0002895 9/30/2020	File/Page 2020-0585299 9/30/2020	File/Page 2020000535597 9/30/2020	File/Page 2020-0464141 9/29/2020	Book/Page 2020018059 10/6/2020	Docket 2020-29556 9/29/2020	File/Page 2020- 0950240 10/6/2020
Seventy-First Supplemental Indenture	Book Page Date	File/Page 20210813-0002066 8/13/2021	File/Page 2021-0595081 8/20/2021	File/Page 2021000541053 8/27/2021	File/Page 2021-0532084 9/7/2021	Book/Page 2021021459 8/18/2021	Docket 2021-30813 8/13/2021	File/Page 20210879215 8/13/2021
Seventy-Second Supplemental Indenture	Book Page Date	File/Page 20220314-0000436 3/14/2022	File/Page 2022-0117686 3/16/2022	File/Page 2022000103411 3/16/2022	File/Page 2022-0128477 3/16/2022	Book/Page 2022007192 3/25/2022	Docket 2022-08818 3/14/2022	File/Page 20220251793 3/21/2022
Seventy-Third Supplemental Indenture	Book Page Date	File/Page 20220314-0000437 3/14/2022	File/Page 2022-0117687 3/16/2022	File/Page 2022000103412 3/16/2022	File/Page 2022-0128478 3/16/2022	Book/Page 2022007193 3/25/2022	Docket 2022-08819 3/14/2022	File/Page 20220251794 3/21/2022
Seventy-Fourth Supplemental Indenture	Book Page Date	File/Page 20230310-0001079 3/10/2023	File/Page 2023-0062628 3/10/2023	File/Page 2023000055127 3/10/2023	File/Page 2023-0070959 3/10/2023	Book/Page 2023003438 3/10/2023	Docket 2023-05852 3/10/2023	File/Page 20230123335 3/10/2023
Seventy-Fifth Supplemental Indenture	Book Page Date	File/Page 20230913-0002275 9/13/2023	File/Page 2023-0225336 8/18/2023	File/Page 2023000200468 8/17/2023	File/Page 2023-0250899 8/24/2023	Book/Page 2023013147 8/23/2023	Docket 2023-19959 8/21/2023	File/Page 2023-0466222 9/6/2023
Seventy-Sixth Supplemental Indenture	Book Page Date	File/Page 20240409-0000651 4/9/2024	File/Page 2024-0077238 3/28/2024	File/Page 2024000077135 3/28/2024	File/Page 2024-0105351 4/11/2024	Book/Page 2024005849 4/12/2024	Docket 2024-07406 3/27/2024	File/Page 2024-0178846 4/5/2024

WHEREAS, the Original Indenture and each of said Supplemental Indentures that have amended the Original Indenture, as currently in effect, are attached hereto as Exhibit A;
WHEREAS, the execution and delivery of this Supplemental Indenture has been duly authorized by resolution of the Board of Directors of the Company; and
WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.
NOW, THEREFORE, in order further to secure the payment of the principal of and premium, if any, and interest on all of the bonds of the Company at any time outstanding under the Original Indenture, as heretofore amended and supplemented, as amended and supplemented by this Supplemental Indenture and as the same may from time to time be further amended and supplemented (the “Indenture”) and to secure the performance and observance of each and every of the covenants, conditions and agreements of the Indenture, as from time to time amended and supplemented, and for and in consideration of the premises, and of the sum of One Dollar ($1.00) to the Company duly paid by the Trustee (the receipt whereof is hereby acknowledged), the Company has executed and delivered this Supplemental Indenture and has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated, granted a security interest in, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, hypothecate, grant a security interest in, set over and confirm unto U.S. Bank National Association, as Trustee, and to its respective successors in said trust forever, with power of sale, all property, real, personal and mixed, now owned or hereafter acquired or to be acquired by the Company, and wheresoever situated (except such property as is expressly excepted or excluded from the lien and security interest of the Indenture, and property of a successor corporation or corporations excluded from the lien and security interest thereof by the provisions of Section 3 of Article XIV thereof) subject to the rights reserved by the Company in and by other provisions of the Indenture, including in the property subject and to be subject to the lien and security interest thereof and hereof (without in any manner limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in the Original Indenture or in this or any other supplemental indenture) all lands, rights-of-way, other land rights, flowage and other water rights, power houses, dams, reservoirs, docks, roads, and buildings, structures and other land improvements; steam, and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers and other boiler plant equipment, condensing equipment, and all auxiliary equipment; stations and substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating plants and systems, including mains and equipment; gas plants, transmission and distribution systems, including pipe lines, structures, tanks, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; communication systems, office, shop and other buildings and structures, and equipment; apparatus and equipment and materials and supplies of all other kinds and descriptions; and all municipal and other franchises, leaseholds, licenses, permits, and privileges;
TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, proceeds, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof (except such property as is expressly excepted or excluded from the lien and security interest of the Indenture, and property of a successor corporation or corporations excluded from the lien and security thereof by the provisions of Section 3 of Article XIV thereof), subject to the rights reserved by the Company in and by other provisions of the Indenture;
It is hereby agreed by the Company that, except as aforesaid, all the property, rights, and franchises acquired by the Company after the date hereof shall be as fully embraced within the lien and security interest hereof as if such property were now owned by the Company and were specifically described herein and conveyed and a security interest therein granted hereby;

SAVING AND EXCEPTING, HOWEVER, anything to the contrary notwithstanding contained herein or in the granting clauses of the Original Indenture and said Supplemental Indentures (a) such property described or referred to in any of such granting clauses as has been from time to time, released or sold free from the lien and security interest of the Original Indenture (or the Original Indenture, as supplemented) in accordance and compliance with the provisions thereof (or of the Original Indenture, as supplemented, as the case may be), and (b) all of the following property (whether now owned by the Company or hereafter acquired by it): (1) all gas, electric energy and steam produced, purchased or otherwise acquired; (2) all contracts, choses in action, shares of stock, bonds, notes, evidences of indebtedness, and other securities, other than any of the foregoing which may be required to be deposited from time to time with the Trustee in accordance with the provisions of the Indenture or are required by some express provision thereof to be deposited with the Trustee; (3) merchandise and appliances at any time acquired for the purpose of sale or lease to customers and others and contracts for the sale of merchandise and appliances; (4) motor vehicles; (5) timber on land owned by the Company; (6) minerals or mineral rights in lands owned by the Company; (7) oil, coal or gas, or oil, coal or gas rights in land owned by the Company or gas wells or oil wells or equipment therefor or coal mines or equipment therefor; (8) fuel and other personal property which are consumable in their use in the operation of the properties of the Company; (9) bills and accounts receivable; (10) cash on hand and in banks other than such cash as may be deposited from time to time with the Trustee in accordance with the provisions of the Indenture or as is required by some express provision thereof to be deposited with the Trustee; and (11) the last day of the term of each leasehold estate now or hereafter enjoyed by the Company. The Company may, however, expressly subject to the lien and security interest and operation of the Original Indenture and all indentures supplemental thereto all or any part of the property of the character described in clause (b) of this paragraph;
TO HAVE AND TO HOLD all said properties, real, personal and mixed, mortgaged, pledged, or conveyed and in which a security interest has been granted by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever, subject, however, to Permitted Liens as defined in the Indenture;
IN TRUST NEVERTHELESS, for the equal pro rata benefit and security as provided in the Original Indenture and all indentures supplemental thereto of all and every of the bonds issued and to be issued in accordance with the provisions of the Original Indenture and all indentures supplemental thereto, without preference, priority or distinction as to lien or security interest of any over the others by reason of priority in time of the issue, negotiation or maturity thereof, subject, however, to the provisions of the Original Indenture and all indentures supplemental thereto relating to any sinking fund or similar fund for the benefit of the bonds of any particular series;
The Company does further covenant and agree with the Trustee as follows:
ARTICLE I
MISCELLANEOUS PROVISIONS
Section 1: This instrument is executed and shall be construed as an indenture supplemental to the Original Indenture and shall form a part thereof and, as supplemented by this Supplemental Indenture, the Original Indenture as heretofore supplemented and amended is hereby confirmed.
Section 2: All terms used in this Supplemental Indenture shall be taken to have meaning as in the Original Indenture, as heretofore supplemented and amended, except terms which may be otherwise expressly defined herein and in cases where the context clearly indicates otherwise.
Section 3: In order to facilitate the filing of this Supplemental Indenture, the same may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall constitute but one and the same instrument.
Section 4: All of the covenants, stipulations, promises and agreements in this Supplemental Indenture by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.
Section 5: To the extent any provision in this Supplemental Indenture conflicts with any provision in the Indenture, the provisions of this Supplemental Indenture shall govern; provided, however, that in the event such conflict would require bondholder consent, the terms and provisions of the Indenture shall govern.

Section 6: The Original Indenture, as heretofore amended and supplemented, insofar as it applies to this Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of California, without regard (to the extent permitted by applicable law) to conflicts of laws principles thereof; provided, that, notwithstanding the foregoing, the creation, perfection and enforcement of any mortgage or lien on real property or improvements thereon or fixtures attached thereto under the Original Indenture, as heretofore amended and supplemented, insofar as it applies to this Supplemental Indenture shall be governed by and construed in accordance with the laws of the State where such real property or improvements thereon or fixtures attached thereto, as the case may be, are located, without regard (to the extent permitted by applicable law) to conflicts of laws principles thereof.
Section 7: The words “execution,” “signed,” “signature,” and words of like import in this Supplemental Indenture or in any instruments, agreements, certificates, legal opinions, negative assurance letters or other documents entered into or delivered pursuant to or in connection with this Supplemental Indenture shall include (subject to the provisions set forth in the last sentence of this Section 7) images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Without limitation to the foregoing, and anything in this Supplemental Indenture to the contrary notwithstanding, except as set forth in the proviso to this sentence, (a) this Supplemental Indenture and any other instruments, agreements, certificates, legal opinions, negative assurance letters or other documents entered into or delivered pursuant to or in connection with this Supplemental Indenture may be executed, attested and transmitted by any of the foregoing electronic means and formats and (b) all references in this Supplemental Indenture to the execution, attestation or authentication of any bond of this series (including any Global Security) or any certificate of authentication appearing on or attached to any such bond by means of a manual or facsimile signature shall be deemed to include signatures that are made or transmitted by any of the foregoing electronic means or formats; provided that, notwithstanding the foregoing, this Supplemental Indenture may not be executed or attested by the parties hereto by DocuSign, AdobeSign or other electronic signature.
{Signature Page Follows}

IN WITNESS WHEREOF, SAN DIEGO GAS & ELECTRIC COMPANY has caused this Supplemental Indenture to be signed in its name and behalf by its duly authorized officer and its corporate seal to be hereunto affixed duly attested by its Secretary or one of its Assistant Secretaries, and U.S. BANK NATIONAL ASSOCIATION, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be signed in its name and behalf by its duly authorized officer as of the day and year first above written.

SAN DIEGO GAS & ELECTRIC COMPANY

		By:	/s/ Valerie A. Bille
		Name:	Valerie A. Bille
		Title:	Senior Vice President, Chief Financial Officer, Chief Accounting Officer, Controller and Treasurer

(CORPORATE SEAL)

Attest:

By:	/s/ Erbin B. Keith
Name:	Erbin B. Keith
Title:	Assistant Secretary
U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

		By:	/s/ Fonda Hall
		Name:	Fonda Hall
		Title:	Vice President

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss
COUNTY OF SAN DIEGO	)

    On March 18, 2025, before me, DEBORAH MELLINGER, a Notary Public, personally appeared VALERIE A. BILLE and ERBIN B. KEITH, who proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

    I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

    WITNESS my hand and official seal.

/s/ Deborah Mellinger
SIGNATURE OF NOTARY PUBLIC

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss
COUNTY OF LOS ANGELES	)

    On March 18, 2025, before me, LAUREN COSTALES, a Notary Public, personally appeared FONDA HALL, of U.S. BANK NATIONAL ASSOCIATION, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

    WITNESS my hand and official seal.

/s/ Lauren Costales
SIGNATURE OF NOTARY PUBLIC

LIST OF EXHIBITS

1.Mortgage and Deed of Trust dated July 1, 1940
2.Second Supplemental Indenture dated as of March 1, 1948
3.Ninth Supplemental Indenture dated as of August 1, 1968
4.Tenth Supplemental Indenture dated as of December 1, 1968
5.Sixteenth Supplemental Indenture dated August 28, 1975
6.Fiftieth Supplemental Indenture, dated as of May 19, 2005
7.Fifty-Second Supplemental Indenture, dated as of June 8, 2006
8.Fifty-Fourth Supplemental Indenture, dated as of September 20, 2007
9.Fifty-Fifth Supplemental Indenture, dated as of May 14, 2009
10.Fifty-Sixth Supplemental Indenture, dated as of May 13, 2010
11.Fifty-Seventh Supplemental Indenture, dated as of August 26, 2010
12.Sixtieth Supplemental Indenture, dated as of November 17, 2011
13.Sixty-First Supplemental Indenture, dated as of March 22, 2012
14.Sixty-Fifth Supplemental Indenture, dated as of May 19, 2016
15.Sixty-Sixth Supplemental Indenture, dated as of June 8, 2017
16.Sixty-Seventh Supplemental Indenture, dated as of May 17, 2018
17.Sixty-Eighth Supplemental Indenture, dated as of May 31, 2019
18.Sixty-Ninth Supplemental Indenture, dated as of April 7, 2020
19.Seventieth Supplemental Indenture, dated as of September 28, 2020
20.Seventy-First Supplemental Indenture, dated as of August 13, 2021
21.Seventy-Second Supplemental Indenture, dated as of March 11, 2022
22.Seventy-Third Supplemental Indenture, dated as of March 11, 2022
23.Seventy-Fourth Supplemental Indenture, dated as of March 10, 2023
24.Seventy-Fifth Supplemental Indenture, dated as of August 11, 2023
25.Seventy-Sixth Supplemental Indenture, dated as of March 22, 2024